UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 13, 2022

Fortress Transportation and Infrastructure Investors LLC

(Exact name of registrant as specified in its charter)

Delaware	001-37386	32-0434238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas
45th Floor
New York, New York 10105
(Address of principal executive offices, including zip code)

(212) 798-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Class A Common Shares, par value $0.01 per share	FTAI	New York Stock Exchange
8.25% Fixed-to-Floating Rate Series A Cumulative Perpetual Redeemable Preferred Shares	FTAI PR A	New York Stock Exchange
8.00% Fixed-to-Floating Rate Series A Cumulative Perpetual Redeemable Preferred Shares	FTAI PR B	New York Stock Exchange
8.25% Fixed Rate Reset Series C Cumulative Perpetual Redeemable Preferred Shares	FTAI PR C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 13, 2022, Fortress Transportation and Infrastructure Investors LLC (the “Company”) provided written notice to the New York Stock Exchange (“NYSE”) that the Company intends to voluntarily transfer the listing of its Class A common shares, par value $0.01 per share (“Class A Common Shares”), its  8.25% Fixed-to-Floating Rate Series A Cumulative Perpetual Redeemable Preferred Shares (the “Series A Preferred Shares”), its 8.00% Fixed-to-Floating Rate Series B Cumulative Perpetual Redeemable Preferred Shares (the “Series B Preferred Shares”) and its 8.25% Fixed Rate Reset Series C Cumulative Perpetual Redeemable Preferred Shares (the “Series C Preferred Shares” and, together with the Series A Preferred Shares and Series B Preferred Shares, the “Preferred Shares”) from NYSE to The Nasdaq Stock Market LLC (“Nasdaq”). The Company expects trading of its Class A Common Shares and the Preferred Shares to commence on the Nasdaq on April 26, 2022. The Company’s Class A Common Shares, the Series A Preferred Shares, Series B Preferred Shares and the Series C Preferred Shares will trade on Nasdaq under the ticker symbols “FTAI,” “FTAI PR A,” “FTAI PR B” and “FTAI PR C,”  respectively. Until the transfer of the listing to the Nasdaq is completed, the Company’s Class A Common Shares and the Preferred Shares will continue to trade on NYSE.

A copy of the press release issued by the Company in connection with the transfer of its listing is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release for Fortress Transportation and Infrastructure Investors LLC, dated April 13, 2022
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Transportation and Infrastructure Investors LLC

April 13, 2022	By:
/s/ Joseph P. Adams Jr.
Name: Joseph P. Adams Jr.
Title: Chief Executive Officer